     As filed with the Securities and Exchange Commission on March 19, 1998

                                                      Registration No. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              ANALOG DEVICES, INC.
             (Exact name of registrant as specified in its charter)

MASSACHUSETTS                                04-2348234
State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)             Identification Number)

ONE TECHNOLOGY WAY
NORWOOD, MASSACHUSETTS                             02062-9106
(Address of Principal Executive Offices)          (Zip Code)

                              ANALOG DEVICES, INC.
                           DEFERRED COMPENSATION PLAN
                            (Full title of the Plan)

                             PAUL P. BROUNTAS, ESQ.
                                HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                     (Name and address of agent for service)

                                 (617) 526-6000
          (Telephone number, including area code, of agent for service)


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
                         CALCULATION OF REGISTRATION FEE
                                            Proposed
Title of                                    maximum
securities                 Amount           aggregate         Amount of
to be                      to be            offering          registration
registered(1)              registered(1)    price(2)          fee
------------               ------------     ---------         ------------
Deferred                   $55,000,000      $55,000,000       $16,225
Compensation
Obligations

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(1)      The Deferred Compensation Obligations are unsecured obligations of
         Analog Devices, Inc. to pay deferred compensation in the future in accordance with the terms of the Analog Devices, Inc. Deferred Compensation Plan.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h) of the Securities Act of 1933, as amended.

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




                     STATEMENT OF INCORPORATION BY REFERENCE


     This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 033-64849) filed by the Registrant on December 8, 1995, relating to the Registrant's Deferred Compensation Plan, as amended by Post-Effective Amendment No. 1 to S-8 filed by the Registrant on April 15, 1997 and Post-Effective Amendment No. 2 to Form S-8 filed by the Registrant on November 12, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwood, Commonwealth of Massachusetts, on this 11th day of March, 1998.

                                                     ANALOG DEVICES, INC.



                                                     By:  /s/ Jerald G. Fishman
                                                          ---------------------
                                                          Jerald G. Fishman
                                                          President and Chief
                                                          Executive Officer

                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Analog Devices, Inc., hereby severally constitute and appoint Jerald G. Fishman, Joseph E. McDonough, Paul P. Brountas and Mark G. Borden and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement filed herewith, and any and all amendments (including post-effective amendments) to said Registration Statement (or any other Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Analog Devices, Inc. to comply with the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to any such Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


  SIGNATURE                   TITLE                           DATE
  ---------                   -----                           ----

/S/ Jerald G. Fishman          President, Chief Executive      )
-----------------------        Officer and Director            ) March 11, 1998
    JERALD G. FISHMAN                                          )
                                                               )

/s/ Ray Stata                  Chairman of the Board           )
-----------------------        and Director                    ) March 11, 1998
    RAY STATA                                                  )
                                                               )

/s/ Joseph E. McDonough        Vice President-Finance          )
-----------------------        and Chief Financial             ) March 11, 1998
    JOSEPH E. MCDONOUGH        Officer                         )




/s/ John L. Doyle             Director                      )
---------------------------                                 ) March 11, 1998
    JOHN L. DOYLE                                           )
                                                            )

/s/ Charles O. Holliday, Jr.  Director                      )
---------------------------                                 ) March 11, 1998
   CHARLES O. HOLLIDAY, JR.                                 )
                                                            )

/s/ Joel Moses                Director                      )
---------------------------                                 ) March 11, 1998
    JOEL MOSES                                              )
                                                            )

/s/ F. Grant Saviers          Director                      )
---------------------------                                 ) March 11, 1998
   F. GRANT SAVIERS                                         )
                                                            )

/s/ Lester C. Thurow          Director                      )
---------------------------                                 ) March 11, 1998
    LESTER C. THUROW                                        )
                                                            )


                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
--------          ------------

   4.1 Restated Articles of Organization of Analog Devices, Inc., as amended (incorporated herein by reference to the Registrant's
                  Form S-8, filed on May 30, 1996)

   4.2 By-Laws of the Registrant (incorporated herein by reference to the Registrant's Form 10-K, filed on January 28, 1998)

   4.3            Rights Agreement, as amended, between the Registrant and The
                  First National Bank of Boston, as Rights Agent (incorporated herein by reference to the Registrant's Form 8 filed on June
                  27, 1989 amending the Registration Statement on Form 8-A relating to Common Stock Purchase Rights)

   4.4 Analog Devices, Inc. Deferred Compensation Plan (incorporated herein by reference to the Registrant's Form S-8 filed on December 8, 1995, as amended by Post-Effective Amendment No. 1 to S-8 filed on April 15, 1997 and Post-Effective Amendment
                  No. 2 to Form S-8 filed on November 12, 1997

   5              Opinion of Hale and Dorr LLP

   23.1           Consent of Hale and Dorr LLP (included in Exhibit 5)

   23.2           Consent of Ernst & Young LLP

   24 Power of Attorney (included on the signature page of this Registration Statement)
